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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2003



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-16383                     95-4352386
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification
     of incorporation)                                               Number)

           333 Clay Street
             Suite 3400
            Houston, Texas                                             77002
(Address of principal executive offices)                            (Zip Code)

                                 (713) 659-1361
              (Registrant's telephone number, including area code)

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ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits.

         99.1*      Press release dated May 12, 2003.

         ---------------------------------------
         * - Furnished Herewith

ITEM 9. Regulation FD Disclosure.

     The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with interim guidance issued by the Securities and Exchange Commission on March 27, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On May 12, 2003, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the first quarter ended March 31, 2003. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          CHENIERE ENERGY, INC.



     Date: May 13, 2003                           By:     /s/ Don A. Turkleson
                                                         -----------------------
                                                  Name:  Don A. Turkleson
                                                  Title: Chief Financial Officer